Exhibit 10.1

FIRST COMMUNITY BANK CORPORATION OF FLORIDA

Up to                  Units

Each Consisting of                  Shares of Common Stock

and one Share of

    % Cumulative Convertible Preferred Stock, Series B

(liquidation preference - $25.00 per share)

FORM OF PLACEMENT AGREEMENT

December     , 2009

Raymond James & Associates, Inc.

880 Carillon Parkway

St. Petersburg, Florida 33716

Ladies and Gentlemen:

1. The Placement. (a) First Community Bank Corporation of America (the “Company”) proposes to issue in a public offering (the “Offering”) up to                  units (“Units”), each of which consists of (a) one share of 10.00% cumulative convertible preferred stock, Series B, par value $0.01 with a liquidation preference of $25.00 per share (“Preferred Stock”) and (b)                  shares (the “Initial Shares”, together with the Preferred Stock, the “Securities”) of the Company’s common stock, par value $0.05 per share (the “Common Stock”). Units will be offered at a price of $                 in cash per Unit (the “Offering Price”). The terms of the Preferred Stock will be set forth in Articles of Amendment to the Amended and Restated Articles of Incorporation (the “Articles of Amendment”) to be filed by the Company with the Secretary of State of the State of Florida. Each share of the Preferred Stock will be convertible into shares of Common Stock of the Company at the conversion price of $2.50 per share of Common Stock, subject to adjustments, as set forth in the Articles of Amendment. The shares issuable upon conversion of the Preferred Stock are called the “Conversion Shares”. This Placement Agreement (the “Agreement”), the Articles of Amendment and other documents related to the Offering are referred to as the “Transaction Documents.”

(b) The Company has filed with the Securities and Exchange Commission (the “Commission” or “SEC”) a registration statement on Commission Form S-1 (File No. 333-163198) under the Securities Act of 1933 and the Commission’s rules and regulations thereunder (the “Securities Act”), and have filed such amendments to such registration statement on Form S-1, if any, as may have been required prior to the date hereof. The Company will prepare and file such additional amendments thereto as may hereafter be required. The prospectus in the form included in the Registration Statement with respect to the Offering or, if the prospectus included in the Registration Statement with respect to the Offering omits certain information in reliance upon Rule 430A under the Securities Act and such information is thereafter included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act or as part of a post-effective amendment to the Registration Statement after the Registration Statement becomes effective, the prospectus with respect to the Offering as so filed, as amended or supplemented, is referred to in this Agreement as the “Prospectus.” For purposes of this Agreement, “free writing prospectus” has the meaning ascribed to it in Rule 405 under the Securities Act, and “Issuer Free Writing Prospectus” shall mean each free writing prospectus prepared by or on behalf of the Company or used or referred to by the Company in connection with the Offering. The term “Registration Statement,” as used herein, means the registration statement, as amended and supplemented and including all financial statements and all exhibits and documents incorporated therein by reference, at the time it became effective and as amended by any post effective amendment thereto), including the information, if any, omitted therefrom in reliance upon Rules 430A, 430B or 430C under the Securities Act and contained in the Prospectus referred to below. If the Company files another registration statement with the Commission to register Securities with respect to the Offering pursuant to Rule 462(b) under the Act (the “Rule 462 Registration Statement”), then any reference to “Registration Statement” herein shall be deemed to include the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the Securities Act. For purposes of this Agreement, “free writing prospectus” has the meaning ascribed to it in Rule 405 under the Act, and “Issuer Free Writing Prospectus” shall mean each free writing prospectus prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Units. The term “Offering Materials” shall refer to (i) the Registration Statement, (ii) the Prospectus, (iii) each Issuer Free Writing Prospectus; and (iv) any newspaper announcements, press releases and other offering materials and information issued or used in connection with the Offering. All references in this Agreement to the Registration Statement, the Prospectus, or any amendments or supplements to either of them, shall be deemed to refer to and include any documents incorporated by reference therein, and shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). As used herein, the term “Incorporated Documents” means the documents that are incorporated by reference in the Registration Statement and the Prospectus or any amendment or supplement thereto.

In consideration of the premises, the mutual agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party, the parties, intending to be legally bound, agree as follows:

2. Offering and Sale of Securities.

(a) On the terms and subject to the conditions of this Agreement, the Company hereby confirms that Raymond James & Associates, Inc. has been appointed as the exclusive placement agent (the “Placement Agent” or “RJA”) and will be the exclusive agent during the Offering Period specified in this section (the “Offering Period”) to offer Units of the Company’s existing holders of Common Stock and other institutional and retail investors. The Offering Period will commence on a date mutually acceptable to the Company and the Placement Agent (the “Commencement Date”) and will end at 5:00 P.M., Eastern Time, the Offering termination date, which shall be not later than [            ], 2010 (the “Expiration

Date”), unless earlier terminated, or extended by our mutual agreement to a later date. Subject to the performance by the Company, and its subsidiary, First Community Bank of America (the “Bank”) of all their obligations hereunder, and in reliance upon the completeness and accuracy of the representations, warranties and covenants of the Company and the Bank contained herein, the Placement Agent hereby accepts such agency upon the terms and conditions of this Agreement. The Company acknowledges and agrees that it has made its own independent investigation of the desirability to the Company of offering and selling the Units (including, without limitation, the Securities, the Conversion Price and the Conversion Shares) in the Offering and on the terms and conditions contemplated, and that they have not relied upon the Placement Agent in making such decisions.

(b) The Placement Agent shall use its reasonable commercial “best efforts”, subject to the terms and conditions of this Agreement, to sell Units. The Placement Agent, in fulfilling its obligations hereunder, may, in its sole discretion, engage brokers, dealers, or other third parties to solicit Purchasers of the Units or to refer potential Purchasers of the Units. The Placement Agent may, in its sole discretion, enter into agreements with, and pay fees to, such third parties as the Placement Agent deems appropriate in connection with such activities. The Placement Agent shall not, either directly or indirectly, in fulfilling its obligations hereunder, act as an underwriter for the Units (including the Securities) and is in no way obligated or committed, directly or indirectly, to advance its own funds to purchase any Units or Securities or to purchase or to assure the purchase of any Units or Securities; provided, however, nothing herein shall preclude the Placement Agent from purchasing and reselling Units or Securities using the Offering Materials or other information provided thereunder or hereunder by the Company in the Placement Agent’s sole discretion. In making any such purchases or resales, the Placement Agent will rely upon representations, warranties, covenants of the Company and the Bank herein, and in any Transaction Documents provided by or on behalf of the Company and the Bank.

(c) The Placement Agent’s agency under this Agreement is coupled with an interest, and therefore is not terminable by of the Company and the Bank without the Placement Agent’s prior express written consent. Unless earlier terminated by the Placement Agent, the Placement Agent’s agency under this Agreement will continue until the Expiration Date.

(d) The Company shall pay the Placement Agent for its services as Placement Agent hereunder the respective percentages of the Offering Price for the Units sold in the Offering (collectively, the “Placement Agent Fee”) specified in Exhibit 1 hereto.

3. Delivery of the Shares and Payment Therefor.

The Company will determine which offers to purchase Units it will accept daily, as these are received. As a result, there will be no formal closing. The Company has made appropriate arrangements with its transfer agent and registrar of the shares of Preferred Stock and Common Stock to issue certificates or book-entry evidences of such Securities promptly upon acceptance of purchase order in the Offering (each such time and date of acceptance, an “Acceptance Time”). Each time and date for the delivery of the certificates representing the Securities underlying the Units sold shall be a “Delivery Time.”

4. Representations and Warranties. the Company and the Bank jointly and severally represent and warrant to RJA, and agrees with RJA, that as of the date hereof, and at each Acceptance Time and each Delivery Time, and at all times through the termination, completion or expiration of the Offering (individually and collectively, the “Expiration Date”).

(a) Eligibility. The Company was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act) of the Common Stock, and is not on the date hereof and will not be at any Acceptance Time or Delivery Time an “ineligible issuer” (as defined in Commission Rule 405).

(b) Conformity to Securities Act Requirements. The Registration Statement (including any documents permitted by the Act and Commission Form S-1 to be incorporated by reference (“Incorporated Documents”)) conformed, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act. The Prospectus conforms, in all material respects when filed with the Commission pursuant to Rule 424(b) to the requirements of the Act. The Registration Statement does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c) Incorporation By Reference. The Company is eligible, and has elected, to incorporate information by reference pursuant to Commission Form S-1, General Instruction VII. The Incorporated Documents heretofore filed, when they were or are filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the SEC’s rules and regulations thereunder (“Exchange Act”), and Form S-1, Item 12, and any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act, including, without limitation, Form S-1, Item 12; no such Incorporated Document when it was filed or is filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such further Incorporated Document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Incorporated Documents constitute all the documents required to be incorporated pursuant to Item 12 of Form S-1.

(d) Prospectus. The Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for inclusion therein, provided further the only information furnished to the Company by the Placement Agent is [                    ].

(e) Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus (including, without limitation, any road show or similar presentation that is a free writing prospectus under Rule 433) did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act on the date of first use, and the Company has complied and will comply with all prospectus delivery and any filing requirements applicable to each such Issuer Free Writing Prospectus pursuant to the Securities Act. The Company has not made and will not make any offer relating to the Offering that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Placement Agent. The Company has retained and will retain in accordance with the Securities Act all Issuer Free Writing Prospectuses that are not required to be filed pursuant to the Securities Act. The Company has taken all actions necessary so that any “road show” (as defined in SEC Rule 433) in connection with the offering of the Units and the Securities will not be required to be filed pursuant to the Securities Act. Each such Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through each Acceptance Time and Delivery Time, and at the Expiration Date, does not and will not include any information that conflicted, conflicts with or will conflict with the information contained in the Registration Statement or the Prospectus, including any Incorporated Document.

(f) Capitalization. The capitalization of the Company is and will be as set forth in the Prospectus as of the date set forth therein. The Articles of Amendment have been duly authorized and filed of record by the Company, comply with all applicable Laws and are in full force and effect. The Articles of Amendment set forth the rights, preferences and priorities of the Preferred Stock, and the holders of the Preferred Stock will have the rights set forth in the Articles of Amendment. All the outstanding shares of Common Stock and Preferred Stock of the Company, Units (including the Securities and the Conversion Shares issuable upon conversion) have been, and will be, duly authorized and validly issued, and are and will be fully paid and nonassessable and are free of any preemptive or similar rights. Except as specifically set forth in the Registration Statement and the Prospectus, the Company is not a party to or bound by any outstanding options, warrants or similar rights to subscribe for, or contractual obligations to issue, sell, transfer or acquire, any of its capital stock or any securities convertible into or exchangeable for any of such capital stock; the Units (including the Securities and the Conversion Shares) to be issued and sold to the Purchasers by the Company hereunder have been duly authorized and, when issued and delivered to the Purchasers against full payment therefor in accordance with the terms hereof, all such Securities (including the Conversion Shares when issued) will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; the capital stock of the Company conforms to the description thereof in the Registration Statement and the Prospectus (or any amendment or supplement thereto). The delivery of certificates or book-entry or other evidences of ownership representing the Preferred Stock and Common Stock comprising the Units (and the Conversion Shares when issued) being sold by the Company against payment therefor pursuant to the terms of this Agreement will pass valid title to such Securities, free and clear of any claim, encumbrance or defect in title, to the Purchasers purchasing such shares in good faith and without notice of any lien, claim or encumbrance. The certificates for the shares of Preferred Stock and Common Stock being sold by the Company and for the Conversion Shares, at the time of issuance, are in valid and sufficient form under the laws of the jurisdiction where the Company is organized and existing and under the Company’s articles of incorporation and by-laws, each as amended.

(g) Good Standing. Each of the Company, the Bank and their respective subsidiaries is an entity or corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with full power and authority or limited liability company power and authority to own its properties and conduct its businesses as described in the Registration Statement and the Prospectus; and it is duly qualified to do business as a foreign corporation in good standing in all jurisdictions in which it owns or leases substantial properties or in which the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, prospects, results of operations or cash flow of the Company (a “Material Adverse Effect”).

(h) Thrift Holding Company Status. The Company has been duly registered, and is in good standing, as a savings and loan holding company, under the applicable provisions of Home Owners’ Loan Act, as amended, and the regulations of the Office of Thrift Supervision (“OTS”) promulgated thereunder (“HOLA”). Each of the Company and its subsidiaries is in compliance in all material respects with all applicable laws administered by and regulations of the U.S. Department of Treasury, the Federal Reserve, the OTS, the Federal Deposit Insurance Corporation (“FDIC”), the Florida Office of Financial Regulation, the Florida Division of Financial Institutions and any other federal or state bank regulatory authority (collectively, the “Regulatory Authorities”) with jurisdiction over the Company, or any other direct or indirect subsidiaries of the Company, other than where such failures to comply would not, individually or in the aggregate, have a Material Adverse Effect. Except as otherwise specifically disclosed in the Registration Statement and the Prospectus, neither the Company nor the Bank is a party to any written agreement, cease and desist or consent order, or memorandum of understanding with, or a party to, any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of an extraordinary supervisory letter, or formal or informal action, including actions or resolutions adopted by their respective boards of directors requested or required by any Regulatory Authority (collectively, “Enforcement Actions”) that imposes sanctions or limitations upon the Company or the Bank, or which restricts, requests changes in, or directs the conduct of the business of the Company or any of its subsidiaries including the Bank, or in any manner relates to its capital adequacy, growth, funding mix, brokered deposits, credit policies or its management, nor have any of them been advised by any Regulatory Authority that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such Enforcement Action, except, in each case, as are disclosed specifically in the Prospectus. The most recent regulatory rating given to the Bank as to compliance with the Community Reinvestment Act of 1977, as amended (the “Community Reinvestment Act”) is “satisfactory.”

(i) Subsidiaries. The Company owns, directly or indirectly, all of the issued and outstanding capital equity of each of its subsidiaries, all of which have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company free and clear of any security interests, options, rights of first refusal, liens, charges, encumbrances, mortgages, equities or claims (“Liens”). The Company does not have any subsidiaries and does not own a material interest in or control, directly or indirectly, any other corporation, partnership, joint venture, association, trust or other business organization, except as set forth in Exhibit 21 to the Registration Statement. The Bank has been “well-capitalized” for all regulatory purposes at all times during all periods for which financial data is included or incorporated in the Registration Statement and Prospectus, except as specifically provided otherwise in the Registration Statement and Prospectus.

(j) Due Authorization. The Company and the Bank have all requisite corporate power and authority to execute, deliver and perform this Agreement and all other Transaction Documents to which they are parties, and, the Company has all requisite corporate power and authority to make and consummate the Offering and the other transactions contemplated by the Registration Statement and the Prospectus (collectively, the “Transactions”); and all necessary action has been duly taken by the Company and the Bank, as applicable, to authorize the execution, delivery, performance, making and consummation, as the case may be, of the Transactions and the Transaction Documents. Such authorizing resolutions or actions and this Agreement have been and will be maintained continuously as official written records of each of the Company and each of the Banks. This Agreement has been duly authorized, executed and delivered on behalf of the Company and the Bank and is a valid and binding agreement of the Company and the Bank and, assuming that this Agreement is the valid and binding obligation of RJA, is enforceable against the Company and the Bank in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors’ rights generally (regardless of whether enforceability is considered in a proceeding in equity or at law), and to general principles of equity and to limitations on the rights to indemnity and contribution that exist by virtue of public policy (the “Bankruptcy and Equity Exception”). The Articles of Amendment have been duly authorized by the Company, and set forth the rights, preferences and priorities of the Preferred Stock, and the holders of the Preferred Stock will have the rights set forth in the Articles of Amendment.

(k) Compliance with Laws. The execution, delivery, and performance of the Transaction Documents and the consummation, as the case may be, of the Transactions will comply in all material respects with (i) all applicable requirements of laws, judgments and judicial or arbitral decrees and orders, regulations, published interpretations and guidelines, and requirements (“Laws”) of the Regulatory Authorities and any governmental agency, body, authority or commission, whether federal, state, local or foreign (individually and collectively with Regulatory Authorities, “Governmental Authorities”), and the rules and requirements of the Nasdaq Capital Market (“Nasdaq”) and The Depository Trust Company. No consent, authorization or approval of, or filing, exemption, registration, qualification or other action with, any Governmental Authorities, is required in connection with the entering into, the performance, the making and the consummation, as the case may be, of this Agreement and the Transactions, and all of these are and will be in full force and effect as of the Commencement Date through the Expiration Date. The Company has given written notice to the OTS and the other Regulatory Authorities having jurisdiction over the Company and the Bank and the Transactions of its intent to engage in the Transactions, and neither the OTS nor any other applicable Regulatory Authority has expressed any objection to the Transactions.

(l) No Legal Proceedings. There are no legal, arbitral, regulatory or other proceedings (including, without limitation, formal or informal Enforcement Actions of any kind) by or before any Governmental Authorities pending or, to the best knowledge of the Company, threatened, against the Company or its subsidiaries or to which the Company or its subsidiaries. Except as specifically described in the Registration Statement and the Prospectus, there is no claim, action, suit, inquiry, proceeding, investigation or Enforcement Action (“Proceedings”), or specific requirement of any kind by or before any Governmental Authority or arbitral pending or, to the best knowledge of the Company, threatened, against or involving the Company or its subsidiaries, or to which any of their properties are subject, which might individually or in the aggregate prevent or adversely affect the transactions contemplated by this Agreement or result in a Material Adverse Effect, nor to the Company’s knowledge, is there any basis for any such Proceeding or specific requirements requested or imposed upon the Company or any of its subsidiaries of any kind.

(m) Contracts. There are no agreements, contracts, indentures, documents, leases, instruments (“Contracts”) that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described, filed or incorporated by reference in the Registration Statement and the Prospectus as required by the Securities Act. All such Contracts to which the Company or any of its subsidiaries is a party have been duly authorized, executed and delivered by the Company or the applicable subsidiary, constitute valid and binding agreements of the Company or the applicable subsidiary and are enforceable against the Company or the applicable subsidiary in accordance with the terms thereof, except as enforceability thereof may be limited by (i) the application of bankruptcy, reorganization, insolvency and other laws affecting creditors’ rights generally and (ii) equitable principles being applied at the discretion of a court before which any proceeding may be brought. Neither the Company nor the applicable subsidiary is in default under, or has received notice or been made aware that any other party to such Contracts is in breach of or default to the Company under, or that any event, with or without notice or the passage of time, that would be a default, has occurred and is existing, with respect to any such Contracts, except as specifically described in the Prospectus and Registration Statement.

(n) Non-contravention. Except as described specifically in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries is (i) in violation of (A) its articles of incorporation, articles of association or bylaws, or other organizational documents, each as amended, or resolutions of its board of directors, (B) any ordinance (the violation of which would have a Material Adverse Effect) or any state, federal or foreign Law applicable to, or any request or requirement made or imposed upon, the Company or any of its subsidiaries by any Governmental Authority, or (C) any decree of any Governmental Authority having jurisdiction over the Company or any of its subsidiaries; or (ii) in default in any material respect in the performance of any obligation, agreement or condition contained in (A) any bond, debenture, note or any other evidence of indebtedness, (B) any indentures or Contracts or (c) in timely declaring and paying any dividends on any series of preferred stock, including the Fixed Rate Cumulative Perpetual Preferred Stock, Series A (each of (A) and (B), an “Instrument”) to which the Company or any of its subsidiaries is a party, a guarantor or a beneficiary of a guarantee or similar instrument, or by which any of their properties may be bound, which default, individually or in the aggregate, would have a Material Adverse Effect; and there does not exist any state of facts that constitutes an event of default on the part of the Company or any of its subsidiaries as defined in such documents or that, with notice or lapse of time or both, would constitute such an event of default.

(o) Reservation of Shares, etc. Each of the Securities, including the Conversion Shares issuable upon conversion of shares of Preferred Stock will (i) conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus and (ii) when issued and delivered against payment therefor in accordance with the terms of the Registration Statement and the Prospectus, and in the case of the Conversion Shares, when the Preferred Stock is converted into Conversion Shares, will be duly and validly issued, fully paid and non-assessable, with no personal liability for the debts or obligations of the Company attaching to the ownership thereof, and free of any statutory and contractual preemptive rights and all Liens, and will be sufficient in number to be issued to the Purchasers. The Company has reserved, and will maintain and reserve at all times prior to conversion or redemption of all shares of Preferred Stock, a sufficient number of shares of Common Stock for issuance upon the conversion of the Preferred Stock.

(p) No Approval Required. None of the issuance and sale of the Securities by the Company, the execution, delivery or performance of this Agreement by the Company and the Bank nor the consummation by the Company and the Bank of the Transactions contemplated hereby: (i) requires any consent, approval, authorization or other order of or registration or filing with, any Governmental Authority, except as may be required for the registration of the Units (including the Securities and the underlying Conversion Shares) under the Securities Act, the listing of the Initial Shares and the Conversion Shares for trading on Nasdaq, the registration of the Preferred Stock under the Exchange Act and compliance with the securities or blue sky laws of various jurisdictions, all of which will be, or have been, effected in accordance with this Agreement, and except for the FINRA’s clearance of the underwriting terms of the offering contemplated hereby as required under the FINRA’s Rules of Fair Practice); (ii) conflicts with or will conflict with or constitutes or will constitute a breach of, or a default under, any of the Company’s or the Bank’s articles of incorporation, articles of association or bylaws, each as amended, or any Contract or any debt or equity instrument to which the Company or any of its subsidiaries is a party or by which any of their respective properties may be bound or subject; (iii) violates any Law applicable to the Company or any of its subsidiaries or any of their properties; or (iv) results in a breach of, or default or Debt Repayment Triggering Event (as defined below) or warrant adjustment under, or results in the creation or imposition of any Lien, upon any property or assets of the Company or any of its subsidiaries pursuant to, or requires the consent of any other party to, any Contract or existing instrument, debt or security (“Instrument”), except for such conflicts, breaches, defaults, Liens, charges or encumbrances that will not, individually or in the aggregate, result in a Material Adverse Effect. As used herein, a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment, whether by acceleration or otherwise, of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(q) No Outstanding Options, etc. Except as described specifically in the Prospectus and the Registration Statement, neither the Company nor any of its subsidiaries has outstanding and at the Closing Date and each Subsequent Closing Date, as the case may be, will have outstanding any options to purchase, or any warrants to subscribe for, or any securities or obligations convertible into or exchangeable for, or any Contracts or commitments to issue or sell, any shares of Common Stock or any such warrants or convertible or exchangeable securities or obligations. No holder of securities of the Company has rights to require the registration of any securities of the Company as a result of or in connection with the filing of the Registration Statement, the Offering or the consummation of the Transactions.

(r) No Stop Orders or Legal Prohibitions. No stop order or restraining order has been issued and no Proceeding has been commenced or, to the Company’s knowledge, threatened with respect to the Offering or any of the Transactions before any Governmental Authority that would reasonably be expected to materially affect or delay the execution, delivery, performance, making and consummation, as the case may be, of the Transactions and the issuance of the Securities.

(s) No Material Adverse Change. Except as described specifically in the Prospectus and the Registration Statement, there have not been any facts, circumstances, events, changes, effects or occurrences that have had or are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect. Since the date of the latest consolidated balance sheet of the Company included in the Registration Statement, the Company and its subsidiaries (i) have not incurred, suffered or undertaken any liabilities or obligations, direct or indirect, contingent or noncontingent, matured or unmatured, that are material to the business, prospects, properties, operations, financial condition or results of operations of the Company and its subsidiaries, except for liabilities or obligations that were incurred, suffered or undertaken in the ordinary course of business consistent with past practice or that are disclosed specifically in the Registration Statement and the Prospectus, (ii) entered into any transaction that is not in the ordinary course of business, (iii) sustained any material loss or interference with its business or properties from fire, flood, hurricane or windstorm, accident or other calamity or event of any kind, whether or not covered by insurance, (iv) paid or declared any dividends or other distributions with respect to its capital stock, (v) the Company is not in default under the terms of any class of capital stock of the Company or any outstanding debt obligations and has not failed to timely declare and pay when due any dividends on its outstanding preferred stock, (vi) there has not been any change in the authorized or outstanding capital stock of the Company and (vii) there has not been any material adverse change, or any development involving or that may reasonably be expected to result in a Material Adverse Effect, in the condition (financial or otherwise), business, assets, liabilities, net worth or result of operations of the Company and its subsidiaries, taken as a whole (“Material Adverse Change”).

(t) Registration of Securities. All offers and sales of the Company’s capital stock and other debt or other securities prior to the date hereof, including, without limitation, the offer and sale of shares of the Company’s Series A Preferred Stock, were made in compliance with the registration requirements of, or were the subject of an available exemption from the Securities Act and all other applicable state and federal laws or regulations, or any actions under the Securities Act or any state or federal laws or regulations in respect of any such offers or sales are effectively barred by effective waivers or statutes of limitation, except as specifically disclosed in the Prospectus.

(u) No Integration. The Company has not, prior to the date hereof, made any offer or sale of any its securities which are required to be “integrated” pursuant to the Securities Act with the offer and sale of any Units (including the Securities and the underlying Conversion Shares).

(v) Nasdaq Listing. The Common Stock is (i) registered pursuant to Section 12(b) of the Exchange Act and (ii) is listed on the Nasdaq, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the delisting the Common Stock from the Nasdaq, nor has the Company received any notification that the Commission or the Nasdaq is contemplating terminating such registration or listing or that the Company has failed to meet the requirements for listing on the Nasdaq. The Company has applied to list the shares of Preferred Stock on Nasdaq, and will, upon issuance, include the Conversion Shares as part of the shares of its Common Stock listed.

(w) No Stabilization or Manipulation of Prices. Other than activities permitted pursuant to SEC Regulation M under the Exchange Act, the Company has not taken and will not take, directly or indirectly, any action that constituted, or any action designed to, or that might reasonably be expected to cause or result in or constitute, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Units (including the Securities) and the Conversion Shares.

(x) Notices of Free Writing Prospectus. The Company has not prepared or used, and shall not prepare or use, any Issuer Free Writing Prospectus without the prior written consent of the Placement Agent. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the Offering or until any earlier date that the Company notified or notifies the Placement Agent as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement or the Prospectus. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or the Prospectus, or as a result of which such Issuer Free Writing Prospectus, if republished immediately following such event or development, would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (x) the Company has promptly notified or will promptly notify the Placement Agent in writing and (y) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The Company has complied and will comply with the requirements of SEC Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the SEC or retention where required and legending.

(y) Registration Rights. Except as disclosed in the Registration Statement and the Prospectus, there are no Contracts or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

(z) Financial Statements. The consolidated financial statements of the Company, together with the related schedules and notes, contained in the Registration Statement, and the Prospectus present fairly in all material respects the consolidated financial position, results of operations, cash flow and stockholders’ equity of the Company in conformity with generally accepted accounting principles (“GAAP”) on the basis stated in the Registration Statement and the Prospectus at the respective dates and for the respective periods to which they apply. Such financial statements and related schedules and notes have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as disclosed therein. The other financial and statistical information and data with respect to the Company set forth in the Registration Statement and the Prospectus present fairly the information purported to be shown thereby at the respective dates or for the respective periods to which they apply and have been prepared on a basis consistent with such financial statements and the books and records of the Company. There are no financial statements that are required to be included or incorporated by the Securities Act and SEC Form S-1 in the Registration Statement and the Prospectus that are not included as required, and all disclosures contained in the Registration Statement and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the SEC) comply with Item 10 of Regulation S-K under the Securities Act.

(aa) Auditors. Hacker, John & Smith PA, the accountants who certified the financial statements included or to be included (in each case including incorporation by reference) in the Registration Statement and the Prospectus, were, at the time such statements were certified and during the periods covered by such statements, and are, as of the date hereof, independent public accountants, as required by the Securities Act and Exchange Act. Hacker, John & Smith PA has been, during the periods covered by the financial statements included in the Registration Statement and the Prospectus, duly registered and in good standing with the Public Company Accounting Oversight Board, and has not, during the periods covered by the financial statements included in the Registration Statement and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

(bb) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with (i) any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications, and (ii) the corporate governance requirements of Nasdaq.

(cc) Internal Controls. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of the Company’s most recent audited fiscal year, there has been (x) no material weakness in the Company’s internal control over financial reporting (whether or not remedied) and (y) no change in the Company’s internal controls over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(dd) Disclosure Controls. The Company and its subsidiaries employ disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), which (A) are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms and that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within the Company and its subsidiaries to allow timely decisions regarding disclosure, and (B) are effective in all material respects to perform the functions for which they were established. Based on the evaluation of the Company’s and each subsidiary’s disclosure controls and procedures described above, the Company is not aware of (x) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls or (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. Since the most recent evaluation of the Company’s disclosure controls and procedures described above, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls.

(ee) Taxes. The Company and each of its subsidiaries have filed all tax returns required to be filed (other than certain local tax returns, as to which the failure to file, individually or in the aggregate, would not have a Material Adverse Effect), which returns are complete and correct, and neither the Company nor any subsidiary is in default in the payment of any taxes that were payable pursuant to said returns or any assessments with respect thereto. Except as disclosed in the Prospectus, all federal, state and foreign taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided, except to the extent that the failure to timely pay would not have, individually or in the aggregate, a Material Adverse Effect. Except as would not have, individually or in the aggregate, a Material Adverse Effect, the Company has made appropriate provisions in the applicable financial statements referred to in the foregoing clause (z) of this Section 4 in respect of all federal, state, local and foreign income and franchise taxes for all current or prior periods as to which the tax liability of the Company has not been finally determined. Except as disclosed in the Prospectus, all deficiencies asserted as a result of any federal, state, local or foreign tax audits have been paid or finally settled and no issue has been raised in any such audit that, by application of the same or similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so audited. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state, local or foreign tax return for any period. On the Closing Date and the Additional Closing Date, as the case may be, all stock transfer and other taxes that are required to be paid in connection with the sale of the Shares to be sold by the Company to the Placement Agent will have been fully paid by the Company and all laws imposing such taxes will have been complied with.

(ff) Periodic Reports. The Company has filed timely all reports required to be filed pursuant to Sections 13(a), 13(e), 14 and 15(d) of the Exchange Act since December 1, 2008 (except to the extent that Section 15(d) requires reports to be filed pursuant to Sections 13(d) and 13(g) of the Exchange Act, which shall be governed by the next clause of this sentence); and the Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(d) and 13(g) of the Exchange Act since December 1, 2008, except where the failure to timely file could not reasonably be expected individually or in the aggregate to have a Material Adverse Effect or cause the Company to be ineligible to incorporate information by reference as Incorporated Documents pursuant to the Securities Act and Form S-1.

(gg) Title to Properties. Each of the Company and its subsidiaries has good and marketable title to all property (real, personal and mixed), including securities, described in the Prospectus as being owned by it, free and clear of all Liens except (i) Liens specifically described in the Registration Statement and the Prospectus and that are not materially burdensome and do not have or will not result in a Material Adverse Effect or (ii) Liens on securities that have been pledged in the ordinary course of business consistent with prudent business practices to secure obligations of the Company or any of its subsidiaries and except for such defects in title or liens, claims, charges, options, encumbrances, mortgages, pledges or security interests or other restrictions of any kind that would not be material to the Company and its subsidiaries. All property (real, personal and mixed) held under lease by the Company and its subsidiaries is held by it under valid, subsisting and enforceable leases with only such exceptions as in the aggregate are not materially burdensome and do not have or result in a Material Adverse Effect to the use of the property or the conduct of the business of the Company and its subsidiaries.

(hh) Permits. Each of the Company and its subsidiaries has all permits, licenses, franchises, consents, approvals and authorizations of Governmental Authorities (hereinafter “permit” or “permits”) as are necessary to own its properties and to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus, except where the failure to have obtained any such permit has not had and will not have a Material Adverse Effect; each of the Company and its subsidiaries has operated and is operating its business in material compliance with and not in material violation of all of its obligations with respect to each such permit and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of any such permit or result in any other material impairment of the rights under any such permit, subject in each case to such qualification as may be set forth in the Prospectus. Except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries. Neither the Company nor any of its subsidiaries has received any notice of Proceedings relating to the revocation or modification of any such Permit which, individually or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(ii) Environmental Laws. Except as described in the Registration Statement and the Prospectus, the Company and its subsidiaries are (i) to their knowledge in compliance with any and all applicable federal, state, local and foreign Laws relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) and have received no notices of, or inquiries regarding Proceedings with respect to possible violations of Environmental Laws, (ii) have received all permits or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit or approval, except where such noncompliance with Environmental Laws, failure to receive required permits or other approvals or failure to comply with the terms and conditions of such permits or other approvals would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended. Neither the Company nor any of its subsidiaries owns, leases, occupies or operates any property that appears on any list of hazardous sites compiled by any state or local governmental agency.

(jj) Review of Environmental Laws. In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review and amount of its established reserves, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, result in a Material Adverse Effect.

(kk) Intellectual Property. Each of the Company and its subsidiaries owns and has full right, title and interest in and to, or has valid licenses to use, each material trade name, trademark, service mark, patent, copyright, approval, trade secret and other similar rights (collectively “Intellectual Property”) under which the Company and its subsidiaries conduct its business, except where the failure to own or obtain a license or right to use any such Intellectual Property has not and will not have a Material Adverse Effect. The Company has not created or suffered any Lien on, or granted any right or license with respect to, any such Intellectual Property. There are no claims or Proceedings pending against the Company or its subsidiaries with respect to any Intellectual Property and the Company and its subsidiaries have not received notice or otherwise become aware that any Intellectual Property that it uses or has used in the conduct of its business infringes upon or conflicts with the rights of any third party.

(ll) Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; and neither the Company nor any of its subsidiaries has reason to believe that it will not be able to renew its existing insurance coverages as and when such coverages expire or to obtain similar coverages from similar insurers as may be necessary to continue its business at a comparable cost.

(mm) FCPA Compliance. The Company and its subsidiaries and, to the knowledge of the Company, the Company’s affiliates, have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance with the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”). Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of any of them has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee or to any political party or candidate for political office; (C) violated or is in violation of any provision of the FCPA; (D) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; or (E) made any payment of funds to the Company or its subsidiaries or received or retained funds in violation of any law, rule or regulation.

(nn) Anti-Money Laundering Compliance. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with the Bank Secrecy Act, applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA Patriot Act”), the anti-money laundering Laws of all other applicable jurisdictions, and any related or similar Laws of any Governmental Authorities (collectively, the “Anti-Money Laundering Laws”). No Proceedings by or before any Governmental Authority or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(oo) OFAC. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and none of the Company or any of its affiliates does business with the government of, or any person located in, any country, or with any other person, targeted by any of the economic sanctions of OFAC; and the Company is not controlled (within the meaning of the regulations promulgating such sanctions or the laws authorizing such promulgation) by any such government or person; and the Company and its subsidiaries will not directly or indirectly use any proceeds of this Offering, to lend, contribute or otherwise make available any such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing any activities or investments in, or make any payments to any country, or to make any payments to any person, targeted by any sanctions administered by OFAC.

(pp) No Transactions with Affiliates. Except as set forth in the Prospectus, there are no transactions with “affiliates” (as defined in Rule 405 promulgated under the Act) or any officer, director or security holder of the Company (whether or not an affiliate) that are required by the Act to be disclosed in the Registration Statement, or any transaction with insiders, affiliates or their related interests that would violate Regulations O or W of the Board of

Governors of the Federal Reserve System (the “Federal Reserve”) or OTS regulations. Additionally, no relationship, direct or indirect, exists between the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any subsidiary on the other hand that is required by the Securities Act to be disclosed in the Registration Statement or the Prospectus that is not so disclosed.

(qq) Off-Balance Sheet Obligations. Except as described specifically in the Registration Statement and the Prospectus, there are no material off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other relationships with unconsolidated entities or other persons, that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, cash flows, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. Any and all material swaps, caps, floors, futures, forward contracts, option agreements (other than employee stock options) and other derivative financial instruments, Contracts or arrangements, whether entered into for the account of the Company or one of its subsidiaries or for the account of a customer of the Company or one of its subsidiaries, were entered into in the ordinary course of business and in accordance with prudent business practice and applicable laws, rules, regulations and policies of all applicable regulatory agencies and with counterparties believed to be financially responsible at the time. Except as specifically described in the Registration Statement and the Prospectus, the Company and each of its subsidiaries have duly performed in all material respects all of their obligations thereunder to the extent that such obligations to perform have accrued, and there are no breaches, violations, defaults or events that with notice or the passage of time or both would be defaults, or any allegations or assertions of such by any party thereunder that constitute a default or event of default under any such Contracts, instruments or arrangements.

(rr) FINRA Representations. The Company’s responses to the Financial Industry Regulatory Authority, Inc. (“FINRA”) questionnaire provided by the Placement Agent are true and correct in all material respects and the Company has not become aware of any information that would cause any information disclosed in such questionnaire to become inaccurate or incorrect in any material respect. No executive officer, director or nominee for director of the Company has a direct or indirect affiliation or association with any member of FINRA.

(ss) Certain Statements. All statistical or market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate. No “forward-looking statement” (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith. Any statement (including the assumptions described therein), included in the Registration Statement or the Prospectus which constitute “forward-looking statements” as defined by Rule 175(c) under the Securities Act (i) are within the coverage of Rule 175(b) under the Securities Act and (ii) were made by the Company with a reasonable basis and reflect the Company’s good faith estimate of the matters described therein.

(tt) Investment Company Act. The Company is not an “investment company” and, at all times up to and including consummation of the Transactions, and after giving effect to application of the net proceeds of the Offering, will not be subject to registration as an “investment company” under the Investment Company Act of 1940, as amended, and is not and will not be an entity “controlled” by an “investment company” thereunder.

(uu) Employee Benefit Plans. The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA and all other applicable state and federal laws. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group or organization described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary is a member. No “reportable event” (as defined in ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined in ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, that would cause the loss of such qualification.

(vv) Compliance with Labor Laws. The Company and its subsidiaries have complied and will comply in all material respects with wage and hour determinations issued by the U.S. Department of Labor in paying its employees’ salaries, fringe benefits and other compensation for the performance of work or other duties in connection with contracts with the U.S. government, and have complied and will comply in all material respects with the requirements of the Americans with Disabilities Act of 1990, the Family and Medical Leave Act of 1993, the Civil Rights Act of 1964 (Title VII), the National Labor Relations Act, the Vietnam Era Veteran’s Readjustment Act, the Age Discrimination in Employment Act, as amended by the Older Workers’ Benefit Protection Act, and all other federal, state and local and foreign labor Laws, each as amended except where the failure to comply with any such requirements has not, and will not, have a Material Adverse Effect.

(ww) No Reportable Transaction. Neither the Company nor any of its subsidiaries has participated in any reportable transaction, as defined in Treasury Regulation Section 1.6011-4(b)(1).

(xx) No Brokers or Finders. Except for the compensation payable to RJA, as Placement Agent in connection with the Offering, there is no broker, finder or other party that is entitled to receive from the Company any brokerage, finder’s fee or other fee or commission as a result of any Transactions contemplated by this Agreement or the Prospectus or as a result of the Offering.

(yy) No Restrictions on Dividend Payments. Except as otherwise specifically disclosed in the Registration Statement and the Prospectus, (i) none of the Company nor any subsidiary of the Company is prohibited or restricted, directly or indirectly, from paying dividends, or from making any other distribution with respect to their respective equity, debt or hybrid securities; and no subsidiary is restricted, except by banking laws of general applicability, from repaying to the Company or any other subsidiary of the Company any amounts that may from time to time become due under any loans or advances to such subsidiary from the Company or from transferring any property or assets to the Company or to any other subsidiary.

(zz) Other Transaction Documents. Each of the Transaction Documents other than this Agreement have been duly authorized by the Company and the Bank (as applicable) and, on or before the Closing Date, when executed and delivered by or on behalf of the Company and the Bank will be a valid and binding obligation of the Company, enforceable against it in accordance with their respective terms, subject to the Bankruptcy and Equity Exception.

(aaa) Dividends and Distributions. Except as otherwise specifically disclosed in the Prospectus, (i) none of the Company nor any subsidiary of the Company is prohibited or restricted, directly or indirectly, from paying dividends, or from making any other distribution with respect to their respective equity, debt or hybrid securities, including the Preferred Stock; and no subsidiary is restricted, except by banking laws of general applicability, from repaying to the Company or any other subsidiary of the Company any amounts that may from time to time become due under any loans or advances to such subsidiary from the Company or from transferring any property or assets to the Company or to any other subsidiary.

The representations and warranties set forth in this Section 4 are being relied upon by the Placement Agent, and shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any indemnified person (as described in Section 9 below) or (ii) any termination, expiration or cancellation of this Agreement.

5. Placement Agent Representations and Warranties. The Placement Agent represents and warrants to the Company that:

(a) This Agreement has been duly authorized by the Placement Agent and, when executed and delivered by the Placement Agent, will be a valid and binding obligation of the Placement Agent, enforceable against the Placement Agent in accordance with its terms, subject to the Bankruptcy and Equity Exemption.

(b) The Placement Agent, and its applicable personnel, are registered and duly licensed as registered representatives as required by applicable Law and by the Financial Industry Regulatory Authority (“FINRA”).

6. Covenants. The Company and the Bank, jointly and severally, agree with the Placement Agent that:

(a) The Company and the Bank will pay all expenses incident to the performance of each of their obligations under this Agreement and will pay or cause to be paid the following: (i) the costs incident to the authorization, issuance, sale and delivery of the Securities and the issuance of the Conversion Shares initially issuable by the Company upon conversion of shares of Preferred Stock in accordance with the terms of the Articles of Amendment and any taxes payable in that connection, (ii) all fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Securities Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto, the mailing and delivering of copies thereof to the Placement Agent and dealers; (iii) the cost of printing or producing this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws, including the fees and disbursements of counsel for the Placement Agent in connection with such qualification and in connection with the Blue Sky survey; (v) all fees and expenses in connection with listing the Securities and Common Stock issuable upon conversion of the Securities on the Nasdaq; (vi) the filing fees incident to, and all reasonable fees and charges of counsel for the Placement Agent in connection with, any required review by the FINRA of the terms of the sale of the Securities; (vii) the cost of preparing the Securities; (viii) any stock or transfer taxes and stamp or similar duties and the cost and charges of any transfer agent or registrar; (ix) all fees and charges of the Placement Agent’s counsel incurred in connection with the Offering, the Transactions and any prior efforts by the Company and the Bank since September 1, 2009 to raise capital and for the preparation of various documents; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.

(b) The Company will use its best efforts to cause the Registration Statement and any amendments thereto to become effective promptly, if it has not already become effective, and will advise the Placement Agent promptly and, if requested by the Placement Agent, will confirm such advice in writing: (i) when the Registration Statement has become effective and the time and date of any filing of any post-effective Registration Statement or any amendment or supplement to any Prospectus and the time and date that any post-effective amendment to the Registration Statement becomes effective; (ii) if Rule 430A under the Act is employed, when the Prospectus has been timely filed pursuant to Rule 424(b) under the Act; (iii) of the receipt of any comments of the Commission, or any request by the Commission for review of, amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus or for additional information; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of the registration, qualification or exemption of the Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purposes; (v) at any time through the Expiration date, of any change in the Company’s condition (financial or other), business, prospects, assets, liabilities, net worth or results of operations, or of any event including, without limitation, the taking of any action by, or communication from, any Governmental Authority that comes to the attention of the Company that makes any statement made in the Registration Statement or the Prospectus (as then amended or supplemented) or any free writing prospectus untrue in any material respect or that requires the making of any additions thereto or changes therein in order to make the statements therein (in the case of the Prospectus and free writing prospectus, in light of the circumstances under which they were made) not misleading in any material respect, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Securities Act or any other law; (vi) the occurrence of any event which may cause the Company to withdraw, terminate, rescind or cancel the Offering; (vii) any event occurs that would cause any representation or warranty contained in this Agreement to be untrue or inaccurate; (viii) the need to amend the Registration Statement to update it and make it continuously effective and complete through the Expiration Date; (ix) any request for additional information or other action directed to the Company or any of its affiliates by any governmental or regulatory authority, including but not limited to the Commission, which would be likely to substantially delay the consummation of the Offering; (x) any material development in connection with the Offering; and (vii) any other information relating to the Offering which the Placement Agent may from time to time reasonably request; and (xi) prior to Commencing the Offering, the Company shall engage and maintain, at its expense, a transfer agent and a registrar (which, if permitted by applicable laws and rules, may be the same entity as the transfer agent) for the Preferred Stock.

(c) use its commercially reasonable efforts to maintain the effectiveness of the Registration Statement under the Securities Act and to prevent the issuance of any stop order and to update the Prospectus and maintain it continuously current;

(d) prior to making any filings with any governmental or regulatory authority which are in addition to what it has filed as of the date hereof, including, but not limited to, any amendments or supplements to such filings, furnish a copy to RJA and afford RJA and RJA’s counsel a reasonable opportunity to comment thereon prior to filing;

(e) promptly file with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Company or RJA be required by the Securities Act or requested by the Commission;

(f) furnish a copy of any amendment or supplement to the Registration Statement or to the Prospectus and any Issuer Free Writing Prospectus to RJA and counsel for RJA and obtain RJA’s consent prior to using or filing any of those with the Commission;

(g) not make any offer relating to the Units (including the Securities and the underlying Conversion Shares), Common Stock, or any other securities that would constitute an Issuer Free Writing Prospectus without RJA’s prior consent;

(h) continue to comply in all material respects with all Laws relating to the Offering and Offering Materials and timely file with Nasdaq all documents and notices required by Nasdaq of companies that have or will issue securities that are traded on Nasdaq;

(i) take such action as RJA may reasonably request to complete any required review by the FINRA of the terms of the Offering;

(j) make available to RJA all material financial and other information concerning its business and operations, and the Offering that RJA reasonably request and will provide RJA and RJA’s advisors with reasonable access to the Company’s officers, directors, employees, independent accountants and legal counsel;

(k) issue and sell Units (including the Securities and the Conversion Shares) subscribed for by Purchasers when and to the extent that the Company is required to do so pursuant to the terms and conditions of the Offering as contemplated in the Prospectus and this Agreement, and it will use the net proceeds from the Offering in the manner as described under the caption “Use of Proceeds” in the Prospectus and consistent with the terms of this Agreement;

(l) not take, directly or indirectly, any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units (including the Securities and the Conversion Shares);

(m) obtain the prior approval of the Placement Agent before using any reference to the Placement Agent in the Offering Materials or any other document or communication prepared, approved or authorized by the Company in connection with the Offering;

(n) treat any advice, written or oral, provided by the Placement Agent pursuant to this Agreement as confidential and, except as required by law, such advice will be solely for the information and assistance of the Company in connection with the Offering and may not be quoted, nor will any such advice or the name of the Placement Agent be referred to, in any report, document, release or other communication, whether written or oral, prepared, issued or transmitted by the Company or any affiliate, director, officer, employee, agent or representative of any thereof, without, in each instance, the Placement Agent’s prior consent, which consent shall not be unreasonably withheld;

(o) RJA, with the prior written consent of the Company (which shall not be unreasonably delayed, withheld or denied), at RJA’s expense, may place an announcement in any newspapers and periodicals as RJA may choose, stating that RJA is acting as the placement agent in connection with the Offering;

(p) use commercially reasonable efforts to cause to be provided such other opinions, certificates and other documents as the Placement Agent may reasonably request;

(q) if this Agreement shall terminate or shall be terminated after execution pursuant to any provision hereof (except pursuant to a termination under Section 10 hereof) or if this Agreement shall be terminated by RJA because of any inability, failure or refusal on the part of the Company to perform in all material respects any agreement herein or to comply in all material respects with any of the terms or provisions hereof or to fulfill in all material respects any of the conditions of this Agreement, the Company will reimburse RJA upon invoice in funds immediately available to RJA for all of RJA’s expenses payable hereunder;

(r) during the period ending five years from the date hereof, furnish to RJA and, upon RJA’s request, (i) as soon as available, a copy of each proxy statement, quarterly or annual report or other report of the Company mailed to stockholders or filed with the Commission, FINRA or the Nasdaq Capital Market or any national securities exchange and (ii) from time to time such other information concerning the Company as RJA may reasonably request;

(s) during the Offering, and at all times through the Expiration Date, file all documents required to be filed with the Commission pursuant to Sections 13, 14 and 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act;

(t) The Company will cooperate with the Placement Agent and counsel for the Placement Agent in connection with the registration or qualification of the Shares for offering and sale by the Placement Agent under the securities or Blue Sky laws of such jurisdictions as the Placement Agent may reasonably designate and will file such consents to service of process or other documents as may be reasonably necessary in order to effect and maintain such registration or qualification for so long as required to complete the distribution of the Shares; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general service of process in suits, other than those arising out of the offering or sale of the Shares, as contemplated by this Agreement and the Prospectus, in any jurisdiction where it is not now so subject. In the event that the qualification of the Shares in any jurisdiction is suspended, the Company shall so advise the Placement Agent promptly in writing. The Company will use its best efforts to qualify or register its Common Stock for sale in non-issuer transactions under (or obtain exemptions from the application of) the Blue Sky laws of each state where necessary to permit market making transactions and secondary trading and will comply with such Blue Sky laws and will continue such qualifications, registrations and exemptions in effect for a period of two years after the date hereof.

(u) The Company will furnish to the Placement Agent, without charge, two signed duplicate originals of the Registration Statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto, and will also furnish to the Placement Agent, without charge, such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto as the Placement Agent may reasonably request.

(v) for so long as any of the Convertible Preferred Stock are outstanding, it will (i) deliver without charge to the Placement Agent promptly upon filing or becoming available, copies of (w) all reports or other publicly available information that the Company mails or otherwise makes available to its shareholders and holders of Preferred Stock and Common Stock, (x) all reports, financial statements and proxy or information statements filed by the Company with the Commission, Nasdaq or any securities exchange, and (z) annual financial statements and interim unaudited financial statements; provided that any documents filed by the Company on EDGAR need not be provided separately;

(w) The Company will retain in accordance with the Act, all Issuer Free Writing Prospectuses not required to be filed pursuant to the Act; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Placement Agent and, upon the Placement Agent’s request, to file such document and to prepare and furnish without charge to the Placement Agent as many copies as they may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;

(x) The Company will make generally available to its securities holders a consolidated earnings statement (in form complying with the provisions of Rule 158), which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and the Rule 462 Registration Statement, if any, and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

(y) For a period commencing on the date hereof and ending on the 90th day after the date of the Prospectus (as the same may be extended as described below, the “Lock-Up Period”), the Company will not, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock, Preferred Stock or securities convertible into or exchangeable for Common Stock (other than shares of the Common Stock issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock, other securities, in cash or otherwise, (3) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any shares of Common Stock or securities convertible, exercisable or exchangeable into Common Stock or any other securities of the Company or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of the Representative on behalf of the Placement Agent (which consent may be withheld at the sole discretion of the Representative);

(z) The Company will comply with all provisions of any undertakings contained in the Registration Statement.

7. Expenses. Whether or not the Transactions or the Offering contemplated hereby are consummated or this Agreement becomes effective or is terminated, the Company and the Bank, jointly and severally, will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s and the Banks’ counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Placement Agent and any dealers; (ii) the printing and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, this Agreement, the Selected Dealers Agreement and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) consistent with the provisions of Section 5(j), all expenses in connection with the qualification of the Units and Securities for offering and sale under state securities laws or Blue Sky laws, including up to $10,000 of attorneys’ fees and charges of the counsel for the Placement Agent in connection therewith; (iv) the filing fees incident to securing any required review by FINRA of the fairness of the terms of the sale of the Units and Securities and up to $15,000 of fees and charges of the Placement Agent’s counsel relating thereto; (v) the fees and charges associated with listing the Securities on Nasdaq; (vi) the cost of preparing stock certificates; (vii) the costs and charges of any transfer agent or registrar; (viii) the cost of the tax stamps, if any, in connection with the issuance and delivery of the Securities to the respective Placement Agent; (ix) all other fees, costs and expenses referred to in Item 13 of the Registration Statement; (x) the transportation, lodging, graphics and other expenses incidental to the Company’s preparation for and participation in the “roadshow,” if any, for the offering contemplated hereby; (xi) up to $20,000 for reasonable out-of-pocket expenses (excluding legal fees and charges of the Placement Agent’s counsel) incurred by the Placement Agent and (xii) all legal fees and charges of counsel to the Placement Agent, which shall be paid upon invoice in funds immediately available to such counsel (including an invoice on December 31, 2009). Raymond James will not incur out-of-pocket expenses in excess of $20,000 (other than legal fees and charges which are not subject to this limit), without the prior written consent of the Company. All charges for expenses and reimbursements to the Placement Agent (including, without limitation, all legal fees and charges) are due and payable upon invoice from time to time, with a payment of Placement Agent Fees and expenses (including, without limitation, legal fees and charges incurred prior to that time) due and payable in December 31, 2009, if any Units have been sold by that date. The Company’s payment and reimbursement of expenses to the Placement Agent will be made in funds immediately available to RJA. All fees and expenses payable hereunder will be net of all applicable withholding and similar taxes. Except as provided in this Section 7 and in Section 8 hereof, the Placement Agent shall pay its own expenses incurred hereunder.

8. Indemnification and Contribution. The Company and the Bank, jointly and severally, will indemnify and hold harmless the Placement Agent, the directors, officers, employees and agents of the Placement Agent, and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses, including reasonable costs of investigation and attorneys’ fees and charges (collectively, “Damages”) or Proceedings arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, in the Registration Statement, any Issuer Free Writing Prospectus or the Prospectus or in any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, except to the extent that any such Damages arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission that has been made therein or omitted therefrom in reliance upon and in conformity with the information furnished in writing to the Company by or on behalf of Placement Agent, expressly for use in connection therewith (as provided below in this Section 8), (ii) any inaccuracy in or breach of the representations and warranties of the Company and the Bank contained herein or any failure of the Company or the Bank to perform their respective obligations hereunder or under law, and (iii) any Damages and any Proceedings (as defined below) with respect to the Conversion, the Redemption and/or the Conversion and Redemption Materials (as defined below) or any use or disclosure of any third party studies, reviews or reports. This indemnification shall be in addition to any liability that the Company or the Banks may otherwise have.

In addition to its other obligations under this Section 8, the Company and the Banks agree, jointly and severally, that, as an interim measure during the pendency of any Proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, or any inaccuracy, or alleged inaccuracy, in the representations, warranties and covenants of the Company and the Bank herein or failure to perform their respective obligations hereunder, all as set forth in this Section 8, and without limiting the rights of the Placement Agent and the other persons indemnified under the first sentence of Section 8 hereof, the party against whom indemnification is being sought will reimburse the Placement Agent on a monthly basis for all reasonable legal or other out-of-pocket expenses and charges incurred in connection with investigating or defending any such Proceeding (to the extent documented by reasonably itemized invoices therefor), notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligation of the Company or the Bank to reimburse the Placement Agent for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Placement Agent shall promptly return it to the person(s) from whom it was received. Any such interim reimbursement payments that are not made to the Placement Agent within 30 days of a request for reimbursement shall bear interest compounded daily at a rate determined on the basis of the base or “prime” lending rate announced from time to time by The Wall Street Journal from the date of such request.

If any action, claim, inquiry, suit or proceeding shall be brought against the Placement Agent or any person controlling the Placement Agent or any director, officer, employee or agent of the Placement Agent in respect of which indemnity may be sought against the Company, such Placement Agent or such controlling person, director, officer, employee or agent shall promptly notify in writing the party against whom indemnification is being sought (the “indemnifying party”), and such indemnifying party shall assume the defense thereof, including the employment of counsel reasonably acceptable to the Placement Agent or such controlling persons, directors, officers, employees and agents and the payment of all reasonable fees of and charges incurred by such counsel. The Placement Agent or any of its controlling persons, directors, officers, employees and agents shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and charges of such counsel shall be at the expense of the Placement Agent or such controlling person, unless (i) the indemnifying party has agreed in writing to pay such fees and charges, (ii) the indemnifying party has failed to timely assume the defense and employ counsel reasonably acceptable to the Placement Agent or such controlling person, director, officer, employee or agent or (iii) the named parties to any such action (including any impleaded parties) include both such Placement Agent or such controlling persons, directors, officers, employees or agents and the indemnifying party, and such Placement Agent or such controlling persons, directors, officers, employees or agents shall have been advised by its counsel that one or more legal defenses may be available to the Placement Agent or such persons that may not be available to the Company or the Bank, or that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such Placement Agent or such controlling person, director, officer, employee or agent (but the Company and the Bank shall not be liable for the fees and charges of more than one counsel for the Placement Agent and such controlling persons, directors, officers, employees or agents)). The indemnifying party shall not be liable for any settlement of any such action effected without its written consent, but if settled with such written consent, or if there is a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any Placement Agent and any such controlling persons, directors, officers, employees or agents from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment, but in the case of a judgment only to the extent stated in the first paragraph of this Section 8.

The Placement Agent will indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing several indemnity from the Company to the Placement Agent, but only with respect to information furnished in writing by or on behalf of the Placement Agent expressly for use in the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto. If any action or claim shall be brought or asserted against the Company, any of its directors, any of its officers who signed the Registration Statement or any such controlling person based on the Registration Statement, the Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Placement Agent pursuant to this paragraph, such Placement Agent shall have the rights and duties given to the Company by the immediately preceding paragraph (except that if the Company shall have assumed the defense thereof, such Placement Agent shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and charges of such counsel shall be at the Placement Agent’s expense), and the Company, its directors, any such officers who signed the Registration Statement and any such controlling persons, shall have the rights and duties given to the Placement Agent by the immediately preceding paragraph. The only information furnished to the Company through the Representative by or on behalf of any Placement Agent is described in Section 4(d) herein.

In any event, none of the Company or the Bank will, without the prior written consent of the Placement Agent, settle or compromise or consent to the entry of any judgment in any Proceeding or threatened Proceeding in respect of which the indemnification may be sought hereunder (whether or not the Placement Agent or any person who controls the Placement Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act or any director, officer, employee or agent is a party to such Proceeding) unless such settlement, compromise or consent includes an unconditional release of the Placement Agent, and their controlling persons, directors, officers and agents from all liability arising out of such Proceeding.

If the indemnification provided for in this Section 8 is unavailable or insufficient for any reason whatsoever to an indemnified party in respect of any Damages referred to herein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Bank on the one hand, and the Placement Agent on the other hand, from the offering and sale of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative and several fault of the Company and the Bank on the one hand, and the Placement Agent on the other hand, in connection with the statements or omissions that resulted in such Damages as well as any other relevant equitable considerations. The relative and several benefits received by the Company and the Bank on the one hand, and the Placement Agent on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Placement Agent, in each case as set forth in the table on the cover page of the Prospectus (plus, if applicable, the Securities sold pursuant to a Rule 462 Registration Statement), any determination of the relative benefits received by the Company or the Placement Agent from the offering of the Shares shall include the net proceeds (before deducting expenses) received by the Company and the placement agent received by the Placement Agent, from the sale of such additional Securities, in each case computed on the basis of the respective amounts set forth in the notes to the table on the cover page of the Prospectus and the Rule 462 Registration Statement. The relative fault of the Company and the Bank on the one hand, and the Placement Agent on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Banks on the one hand, or by the Placement Agent on the other hand and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Bank and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 8 was determined by a pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses and charges reasonably incurred by such indemnified party in connection with investigating, defending or settling any such action or claim. Notwithstanding the provisions of this Section 8, the Placement Agent shall not be required to contribute any amount in excess of the amount of the Placement Agent fees actually received by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Notwithstanding the second paragraph of this Section 8, any Damages for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as Damages are incurred after receipt of reasonably itemized invoices therefor. The indemnity, contribution and reimbursement agreements contained in this Section 8 and the representations and warranties of the Company and the Bank set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Placement Agent or any person controlling any Placement Agent and their respective directors, officers, employees and agents, the Company and the Bank and any persons controlling the Company and the Company’s executive officers who have executed the Registration Statement, (ii) acceptance and sale of any Securities and payment therefor and (iii) any termination of this Agreement. A successor to the Placement Agent or to the Company, and to their respective directors, officers, employees, agents or any person controlling the Company, including the heirs, and personal and legal representatives of natural persons, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in the second paragraph of this Section 8, including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted pursuant to the Code of Arbitration Procedure of FINRA. Any such arbitration must be commenced by service of a written demand for arbitration or written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Such arbitration would be limited to the operation of the interim reimbursement provisions contained in the second and fourth paragraphs of this Section 8, and would not resolve the ultimate propriety or enforceability of the obligation to reimburse expenses that is created by the provisions of the second paragraph of this Section 8.

The indemnification and contribution rights of the Placement Agent and their controlling persons, directors, officers, employees and agents are in addition to any rights and remedies such persons and entities may otherwise have, including under common law.

9. Conditions to the Placement Agent’s Obligations. The Placement Agent’s obligations under this Agreement to use its commercially reasonable efforts to identify potential purchasers for the Units and to close the sale of any Units shall be subject to the accuracy of the representations and warranties of the Company and the Bank contained herein as of the date and time that this Agreement is executed through the Expiration Date, to the accuracy of the statements of the Company made herein and in the Offering Materials, to the performance by the Company and the Bank of their respective covenants, agreements and obligations hereunder and under the other Transaction Documents, and to the following additional conditions:

(a) All representations and warranties of the Company and the Bank contained herein are now, and at all times during the Offering Period, shall be true and correct and shall have in all material respects, and RJA shall have received certificates from one or more of the Company’s officers to that effect, dated on each of the Commencement Date and the Expiration Date, and at such other times as the Placement Agent may request (provided, that, RJA’s agreeing to act, or continuing to act, as the Placement Agent at a time when RJA knows or should know that any such representation, warranty or agreement is or may be untrue or incorrect in a material respect shall be without prejudice to RJA’s right subsequently to cease so to act by reason of such untruth, incorrectness or nonperformance or to any of RJA’s other rights hereunder.

(b) At all times, the Company shall have performed in all material respects all of its covenants, agreements and obligations hereunder and under the Offering Materials theretofore required to have been performed and RJA shall have received certificates to that effect dated each of the Commencement Date, the Expiration Date, and signed by one or more officers of the Company, and at such other times as the Placement Agent may request (provided, that, RJA’s agreeing to act, or continuing to act, as the Placement Agent at a time when RJA knows or should know that any such representation, warranty or agreement is or may be untrue or incorrect in a material respect shall be without prejudice to RJA’s right subsequently to cease so to act by reason of such untruth, incorrectness or nonperformance or to any of RJA’s other rights hereunder.

(c) None of the offer, sale or delivery of the Units (including the Securities and the underlying Conversion Shares) by the Company, the execution, delivery or performance by the Company and its subsidiaries of this Agreement (A) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the articles of incorporation or bylaws of the Company or its subsidiaries, each as amended, or any material agreement or Contract (including, without limitation, any agreement, document or instrument providing registration, conversion or redemption rights, indenture, lease, or other Contract to which the Company or any of its subsidiaries is a party or by which any of their respective properties is bound) or (B) creates or will result in the creation or imposition of any Lien upon any property or assets of the Company or its subsidiaries or is a Debt Repayment Triggering Event or (C) violates or will result in any violation of any existing Law (including applicable state securities and blue sky laws), that is applicable to the Company or its subsidiaries or any of their respective properties.

(d) No stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission and no proceedings for that purpose shall be pending or, to the knowledge of the Company, shall be threatened or contemplated by the Commission at any time during the Offering Period; (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Units (including the Securities and the Conversion Shares) under the securities or blue sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending or, to the knowledge of the Company, threatened or contemplated by the authorities of any jurisdiction; (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities; (iv) after the date hereof, no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Placement Agent and the Placement Agent did not object to the filing thereof in good faith; and (v) all of the representations and warranties of the Company and the Bank contained in this Agreement shall be true and correct in all material respects (except for such representations and warranties qualified by materiality, which representations and warranties shall be true and correct in all material respects) on and as of the date hereof and at all times during the Offering Period, as if made on and as of each date requested by the Placement Agent, including the Expiration Date, as the case may be, and RJA shall have received a certificate, dated and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to the Placement Agent) to the effect set forth in this Section 9(d) and in Sections 9(e) hereof. Such certificate shall also state that, (i) the Company has all necessary approvals of the OTS and the State of Florida to own the stock of its subsidiaries; (ii) except as disclosed in the Prospectus, neither the Company nor its subsidiaries are subject, is a party to, or is a recipient of any Enforcement Action by any of the Regulatory Authorities, or any Governmental Authority having jurisdiction, and neither the Company or its subsidiaries, has been advised by any of their regulators that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such Enforcement Action or other order, directive, or supervisory action, except as specifically described in the Prospectus; and (iii) neither the Company nor any subsidiary has received notice of or has knowledge of any basis for any proceeding or action relating specifically to the Company or its subsidiaries for the revocation or suspension of any order or Permit issued by, or any other action or proposed action by, any Governmental Authority having jurisdiction over the Company or its subsidiaries that would affect the transactions contemplated hereby or would have a Material Adverse Effect.

(e) The Placement Agent shall be reasonably satisfied that since the respective dates as of which information is given in the Registration Statement and Prospectus, (i) there shall not have been any change in the capital stock of the Company or any material change in the indebtedness (other than in the ordinary course of business) of the Company and its subsidiaries, (ii) except as set forth or contemplated by the Registration Statement or the Prospectus, no material oral or written agreement or other transaction shall have been entered into by the Company that is not in the ordinary course of business or that could reasonably be expected to result in a material reduction in the future earnings of the Company, (iii) no loss or damage (whether or not insured) to the property of the Company shall have been sustained that had or could reasonably be expected to have a Material Adverse Effect, (iv) no Proceeding affecting the Company or any of its properties that is material to the Company or that affects or could reasonably be expected to affect the transactions contemplated by this Agreement shall have been instituted or threatened and (v) there shall not have been any material change in the condition (financial or otherwise), business, management, results of operations, assets, liabilities, net worth or prospects of the Company or its subsidiaries that makes it impractical or inadvisable in the Placement Agent’s judgment to proceed with the Offering or the sale of the Units as contemplated hereby

(f) Through the Expiration Date, (i) in the judgment of the Placement Agent there shall not have occurred any Material Adverse Change; and (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

(g) At or prior to the effective date of the Registration Statement and on or prior to the Commencement Date, the Placement Agent shall have received a letter from the Corporate Financing Department of FINRA confirming that such Department has determined to raise no objections with respect to the fairness or reasonableness of the terms and arrangements of the Offering contemplated hereby.

(h) Neither the OTS nor any other Regulatory Authority shall have expressed any objection to the Offering;

(i) The Company will furnish to RJA, on each of the Commencement Date, the Expiration Date, and each date the Registration Statement is amended and each date during the Offering Period when a Form 8-K is filed or is required to be filed, an opinion of Igler & Dougherty, P.A., counsel to the Company, addressed to RJA, addressing the matters set forth in Schedule II hereto.

In rendering such opinion, counsel may rely, to the extent they deem such reliance proper, as to matters of fact upon certificates of officers of the Company and of government officials, provided that counsel shall state their belief that they and RJA are justified in relying thereon. Copies of all such certificates shall be furnished to RJA and counsel for the Placement Agent on the Commencement Date, the Expiration Date, and each date the Registration Statement is amended and each date during the Offering Period when a Form 8-K is filed or is required to be filed.

In addition to the opinions set forth in Schedule II, such counsel shall state that during the course of their participation in the preparation of the Registration Statement and the Prospectus, and any amendments or supplements thereto, nothing has come to the attention of such counsel that has caused them to believe or given them reason to believe that the Registration Statement, the Prospectus, or any amendment or supplement thereto (except for the financial statements and other financial and accounting information contained therein or omitted therefrom as to which no opinion need be expressed), at the date thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Registration Statement or the Prospectus as of the date of the opinion (except as aforesaid), contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(j) On the Commencement Date and the Expiration Date, and on each date the Registration Statement is amended or a Form 8-K is filed or required to be filed to update or provide financial information (each, a “Comfort Date”), the Company shall have furnished to RJA a letter of Hacker, Johnson and Smith, PA, addressed to RJA and dated as of the relevant Comfort Date, (1) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (2) stating that, as of the date of the letter (or with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Registration Statement and the Prospectus, as of a date not more than three days prior to the date of the letter), the conclusions and findings of such firm with respect to the financial information as are customarily covered in accounting “comfort” letters delivered in connection with a public offering and any other matters reasonably specified by RJA.

If any of the conditions specified in this Section 7 shall not have been fulfilled timely in all material respects, the Placement Agent’s obligations hereunder may be terminated at, or at any time prior to, the Commencement Date or the Expiration Date by the Placement Agent. Notice of such termination shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

10. Other Agreements.

(a) It is understood and agreed that RJA, from time to time, makes a market in, may have long or short positions, may buy and sell or otherwise effect transactions for customer accounts and for their own accounts in the securities of, or perform investment banking or other services for, the Company and its subsidiaries and other entities which are or may be the subject of the engagement contemplated by this Agreement. The Company confirms that it will rely on its own counsel, accountants and other similar expert advisors for legal, accounting, tax, actuarial and other similar advice.

(b) RJA is affiliated with Raymond James Financial Services, Inc. and Raymond James Bank, a federally chartered savings bank. The activities of companies having an interest in Raymond James may give rise to situations where RJA or an affiliate of RJA may have an interest which may conflict with the interests of the Company or which may be affected by the Offering or where RJA or its affiliates may provide services to other clients whose interests may conflict with the interests of the Company. RJA or any of its affiliates may (i) hold or effect transactions in securities for clients and/or its own account, and/or (ii) issue research or provide investment advice and/or (iii) provide corporate finance, investment management or reinsurance services, which in any of these situations may have a bearing, directly or indirectly, on the Offering or may result in its affiliate(s) receiving a benefit from the Offering, provided that RJA shall not provide its affiliates or their respective directors, managers, officers, employees and agents any material non-public information with respect to the Company which RJA has received in connection with RJA’s participation in the Offering.

(c) Each of the Company or the Bank acknowledges and agrees that it has made and will make its own decisions with respect to the desirability to it of the offering, pricing and sale of the Units (including the Securities and the Conversion Price), and has not relied and will not rely upon the Placement Agent in making such evaluations and decisions. It is understood and agreed that the Placement Agent will act under this Agreement as an independent contractor with only the express duties specified herein.

(d) The Company authorizes the Placement Agent, following Closing, (i) to place advertisements in financial and other newspapers and journals (including electronic versions thereof) at their own expense describing the Transactions generally, (ii) to use the Company’s corporate logo in such advertising or related promotional materials (including electronic versions thereof) concerning the Placement Agent’s services hereunder, and (iii) to include the Transaction and the Company in lists of transactions and customers.

(e) The Company acknowledges and agrees that there are no understandings, arrangements or agreements with respect to the offer or sale of the Units or the Transactions with any finders, brokers, underwriters, agents, salesmen, dealers, representatives or other persons (other than the Placement Agent as provided herein) which have any interest in compensation due to the Placement Agent from any Transactions, and the Company shall indemnify, defend and hold harmless the Placement Agent from and against any and all Claims for such compensation.

11. Survival. The provisions of Sections 2(d), 4, 6, 7, 8, 9, 10, 11, 12, 13, 15-20 hereof shall survive the delivery of and payment for the Units, the Expiration Date and any Termination of this Agreement.

12. Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) sent by facsimile with immediate telephonic confirmation or (c) sent by registered or certified mail, return receipt requested, postage prepaid, to the parties hereto as follows:

If to RJA:	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716 Attention: Chris Choate Facsimile: (727) 567-8058

with a copy to:	Jones Day LLP 1420 Peachtree Street NE Atlanta, Georgia Attention: Ralph F. MacDonald, III Facsimile: (404) 581-4330

If to the Company, First Community Bank	First Community Bank Corporation of America 9001 Belcher Road Pinellas Park, Florida 33782 Attention: Kenneth P. Cherven Facsimile: [—]

with a copy to:	Igler & Dougherty, P.A. 2457 Care Drive Tallahassee, Florida 32308 Attention: A. George Igler Facsimile: [—]

13. Modifications. This Agreement may not be amended or modified except in a writing signed by each of the parties hereto.

14. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that state, without regard to such state’s rules concerning conflicts of laws. Any right to trial by jury with respect to any claim or action arising out of this agreement or conduct in connection with the engagement is hereby waived by the parties hereto.

15. Counterparts. This Agreement may be signed in two or more identical counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument. Any counterpart executed via facsimile or electronic means shall have the same force and effect as a manually executed original. This Agreement shall be effective when, but only when, at least one counterpart hereof shall have been executed on behalf of each party hereto.

16. Severability. If any term or provision of this Agreement is deemed or rendered invalid or unenforceable, then such term or provision shall be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement.

17. Successors; Third-Party Beneficiaries. This Agreement is made solely for the benefit of RJA, the Company and the Bank and their executors, administrators, successors and assigns, and no other persons are intended to or shall have any rights under or by virtue of this Agreement [whether as third party beneficiaries]; provided, however, the indemnified parties are made express third-party beneficiaries of the provisions set forth in Section 9.

18. Headings. The titles and headings to sections of this Agreement are included for convenience of reference only, and shall not effect the meaning or interpretation of this Agreement.

19. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Units (including the Securities and the underlying Conversion Shares) pursuant to this Agreement, including the determination of the public offering price of the Units and conversion price of the Convertible Preferred Stock and any related compensations, is an arm’s-length commercial transaction between the Company, on the one hand, and RJA, on the other hand, (b) in connection with the Offering contemplated hereby, RJA has not assumed or will not assume any advisory or fiduciary responsibility in favor of the Company with respect to the Offering contemplated hereby, the Conversion or the process leading thereto (irrespective of whether RJA has advised or is currently advising the Company on other matters) and RJA has no obligation to the Company with respect to the Offering, except the obligations expressly set forth in this Agreement, (c) RJA and their affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (d) RJA has not provided any legal, accounting, regulatory or tax advice with respect to the Offering and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

20. Entire Agreement. This Agreement constitutes the entire agreement by and among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof; provided, however, that the provisions relating to the indemnification obligations of the Company or the Bank and limitations on RJA’s liability as set forth in the Engagement Letter, survive and are in no way superseded, amended or modified by the execution of this Agreement insofar as they relate to any losses, claims, damages, liabilities, expenses, or actions which are not governed by the terms of such provisions in this Agreement.

Please confirm that the foregoing correctly sets forth the agreement among the Company and the Placement Manager.

Very truly yours,

FIRST COMMUNITY BANK CORPORATION OF AMERICA

By:
Name:
Title:

FIRST COMMUNITY BANK OF AMERICA

By:
Name:
Title:

Accepted and agreed as of the date first above written:

RAYMOND JAMES & ASSOCIATES, INC.

By:
Name:
Title:

EXHIBIT 1

ADDITIONAL TERMS TO PLACEMENT AGREEMENT

The Placement Agent Fee is as follows:

(a)	Fee for Offering to Existing Company Shareholders - For sales of Units to persons who are Company shareholders as of December 21, 2009, the Placement Agent James shall be paid a cash fee (the “Protected Fee”) in the amount of: (a) 0.75% of the aggregate gross proceeds from the Company’s existing shareholders listed on Addendum B to the Engagement Letter between the Placement Agent and the Company dated December 21, 2009 who purchase Units in the Offering, and (b) 1.5% of the aggregate gross proceeds from any other existing Company shareholders as of December 21, 2009 (the “Existing Shareholder Fee”) who purchase Units in the Offering.

(b)	Other Placement Fee - Raymond James shall be paid a cash fee of 6.0% of the aggregate gross proceeds of sales of Units from all other investors.

Schedule II

OPINIONS TO BE DELIVERED BY THE COMPANY’S COUNSEL

Company counsel shall deliver the following opinions at the Commencement Date and the Expiration Date, together with such additional opinions as the Placement Agent may reasonably request:

(a) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Florida, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Prospectus and any Free Writing Prospectus, and is duly registered or otherwise qualified to conduct its business as a foreign corporation and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not have a Material Adverse Effect.

(b) Each of the Company’s subsidiaries is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its organization, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Prospectus and any Free Writing Prospectus, and is duly registered or otherwise qualified to conduct its business as a foreign corporation and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a Material Adverse Effect; and all of the outstanding shares of capital stock or equity of each of the subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable, and are owned by the Company directly, or indirectly through one of the other subsidiaries, free and clear of any Liens.

(c) The capitalization of the Company conforms in all material respects to the description thereof contained in the Prospectus under the caption “Capitalization” and the Units (including the Securities and the Conversion Shares) conform in all material respects to the description of the respective Securities in the Prospectus. Except as specifically set forth in the Prospectus, the Company is not a party to or bound by any outstanding options, warrants or similar rights to subscribe for, or contractual obligations to issue, sell, transfer or acquire, any of its capital stock or any securities convertible into or exchangeable for any of such capital stock.

(d) All shares of capital stock of the Company outstanding prior to the issuance of the Units to be issued and sold by the Company hereunder, have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights that entitle or will entitle any person to acquire any Units upon the issuance thereof by the Company, and no such rights will exist at any time during the Offering Period. No holders of Company securities of any class or series have any registration rights.

(e) To such counsel’s knowledge, all offers and sales of the Company’s securities have been made in compliance in all material respects with the registration requirements of the Securities Act and other applicable state securities laws or regulations or have been made pursuant to applicable and available exemptions therefrom.

(f) To the knowledge of such counsel after reasonable inquiry, neither the Company nor any of its subsidiaries is in violation of its articles of incorporation, articles of association or bylaws or other similar organizational documents, each as amended, and is not in default in the performance of any obligation, agreement or condition contained in any bond, indenture, note or other evidence of indebtedness or any other obligation or Contract of the Company or its subsidiaries, where the default would have, individually or in the aggregate, a Material Adverse Effect, except as specifically described in the Prospectus.

(g) No consent, approval, authorization or order of, or filing with, Nasdaq or any Governmental Authority or Regulatory Authority, including state securities or blue sky law authorities, is required in connection with the execution, delivery or performance of this Agreement by the Company, in connection with the offer and sale of the Units by the Company pursuant to the Offering Materials, except (A) for the registration of the Units, the Preferred Stock, the Common Stock and the Conversion Shares under the Securities Act or (B) periodic and other reporting requirements under the Exchange Act, other than such as have been obtained and are in full force and effect.

(h) None of the offer, sale or delivery of the Units (including the Securities and the Conversion Shares), the execution, delivery or performance by the Company and the Bank of this Agreement, or consummation by the Company and the Bank of the Transactions contemplated hereby (A) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the articles of incorporation, articles of association or bylaws of the Company or the Bank, each as amended, or any material agreement or Contract (including, without limitation, any agreement, document or instrument providing registration, conversion or redemption rights, indenture, lease, or other Contract to which the Company or any of its subsidiaries is a party or by which any of their respective properties is bound), (B) creates or will result in the creation or imposition of any Lien upon any property or assets of the Company or any of its subsidiaries, (C) is a Debt Repayment Triggering Event or (D) violates or will result in any violation of any existing Law (including, without limitation, applicable state securities and blue sky laws) that is known to such counsel and is applicable to the Company and its subsidiaries or any of their respective properties.

(i) Except as described in the Registration Statement or the Prospectus, there is no proceeding or Enforcement Action by or before any court or governmental or other regulatory or administrative agency, commission or authority pending or, to the knowledge of such counsel, threatened, against or involving the Company or its subsidiaries, or the properties of either the Company or any of its subsidiaries: (A) which might individually or in the aggregate prevent or adversely affect the Transactions contemplated or result in a Material Adverse Effect, nor, to the knowledge of such counsel, is there any basis for any such proceeding; or (B) that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) that are not described as required therein.

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(j) Such counsel has reviewed all Contracts and other documents and instruments described, referred to or incorporated by reference in the Registration Statement, the Prospectus, any Offering Materials and any Transaction Documents, and such Contracts (and forms of Contracts) and other documents and instruments are fairly summarized, disclosed or incorporated in all material respects therein, and filed as exhibits thereto as required by the Securities Act, and such counsel does not know of any Contracts or other documents or instruments required to be so summarized, disclosed, incorporated or filed that have not been so summarized, disclosed, incorporated or filed.

(k) The forms of certificates used to evidence each of the Securities and the Conversion Shares are in due and proper form and comply with all applicable requirements of the articles of incorporation and bylaws, as currently in effect of the Company and the laws of the States of Florida.

(l) The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, and any outstanding warrants or options to purchase the Company’s securities set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

(m) The Company and the Bank have all requisite power and authority to enter into this Agreement, without any vote of the Company’s shareholders. The Agreement and the Transactions contemplated therein have been duly authorized, executed and delivered by each of the Company and the Bank is a valid and binding agreement of the Company and the Bank enforceable against the Company and the Bank in accordance with its terms, except as to the extent enforceability may be limited by the Bankruptcy and Equity Exception.

(n) The Units (including the Securities and the Conversion Shares) to be issued and sold by the Company hereunder have been duly authorized and, when any of such securities are issued and delivered to the purchasers against payment therefor (or conversion of shares of Preferred Stock in the case of the Conversion Shares), (A) such securities will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights that entitle or will entitle any person to acquire any securities of the Company upon the issuance thereof and (B) good and valid title to such shares of securities, free and clear of any Liens, will pass to purchasers of Units in good faith and without knowledge of any such Lien.

(o) The Articles of Amendment have been duly authorized by the Company and comply with all applicable state and federal Laws. The Articles of Amendment set forth the rights, preferences and priorities of the Preferred Stock, and the holders of the Preferred Stock will have the rights set forth in the Articles of Amendment, and such Articles of Amendment are valid and binding.

(p) The Registration Statement has been declared effective by the Commission under the Securities Act. To the best knowledge of such counsel, after inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission. Any required filing of the Prospectus and any supplement or amendment thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b), and any Issuer Free Writing Prospectus has been filed timely and in the manner required by SEC rules.

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(q) The Company is eligible to incorporate information by reference as Incorporated Documents pursuant to the Securities Act and Form S-1.

(r) The Registration Statement and the Prospectus, including any Incorporated Documents, and each amendment or supplement to the Registration Statement and the Prospectus, including any Incorporated Documents, as of their respective effective or issue dates (other than the financial statements and supporting financial schedules included or incorporated by reference therein or in exhibits to or excluded from the Registration Statement, as to which no opinion need be give) comply as to form in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable.

(s) The descriptions in the Prospectus of statutes, regulations, or legal, governmental or regulatory proceedings, insofar as they purport to summarize certain of the provisions thereof, are accurate in all material respects and fairly present the information required to be presented by the Securities Act and the rules and regulations thereunder. The statements made in the Prospectus under the captions “Description of Convertible Preferred Stock” and “Description of Capital Stock”, insofar as they purport to constitute summaries of the terms of the Company’s capital stock (including the Securities), constitute accurate summaries of the terms of such capital stock in all material respects; the statements set forth in the Registration Statement, and the Prospectus under the caption “Plan of Distributions,” insofar as they relate to provisions of the documents referred to therein, constitute an accurate summary of the matters set forth therein in all material respects; the statements set forth in the Prospectus under the caption “Material U.S. Federal Income Tax Consequences” and “Certain ERISA Considerations,” insofar as they purport to constitute a summary of matters of U.S. federal income tax law or ERISA, or legal conclusions with respect thereto, constitute an accurate summary of the matters set forth therein in all material respects.

(t) The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal investor” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

(u) The shares of Common Stock offered in the Offering are, and the Conversion Shares upon issuance upon conversion of shares of Preferred Stock will be, (i) registered pursuant to Section 12(b) of the Exchange Act and (ii) listed on Nasdaq.

(v) The statements (i) in the Prospectus under the captions “Recent Developments”, “Description of Convertible Preferred Stock”, “Description of Capital Stock”, “Certain United States Income Tax Considerations”, “Certain ERISA Considerations” and [                    ], and (ii) in Item 14 and Item 15 of the Registration Statement, insofar as such statements constitute matters of law or regulation, summaries of legal or regulatory matters, the provisions of the Company’s articles of incorporation or bylaws or employee benefit plans, each as amended, documents or legal or regulatory proceedings, or legal or regulatory conclusions, have been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein.

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(w) The Company has been duly registered, and is in good standing, as a savings and loan holding company under the applicable provisions of Home Owners’ Loan Act and the regulations of the OTS promulgated thereunder. The Company participated in the Troubled Assets Relief Program Capital Purchase Agreement and has complied with all the requirements and obligations in connection with the participation. No action, event or proceeding has occurred, is pending, or to counsel’s knowledge, is threatened, that would result in the Company no longer being qualified as a savings and loan holding company owning 100% of the Bank’s capital stock.

(x) The activities of the Company and its subsidiaries as described in the Prospectus are permitted by applicable state and Federal banking Laws, and any other Federal or state Governmental Authority or Regulatory Authority having jurisdiction over such matters.

(y) The Bank has been duly organized and validly exists as a federal savings association, with the corporate power and authority to own or lease its properties and conduct its businesses as described in the Prospectus. The Company has all necessary power and authority to own and control the Bank. The deposits of the depositors in the Bank are insured by the FDIC. The Company and the Bank are participants in the FDIC’s Temporary Liquidity Guarantee Program (“TLG”) for non-interest bearing transaction deposit accounts, and have not opted out of the TLG debt guarantee program. The Company and the Bank have all necessary permits under applicable federal and state Laws relating to banks, trust companies and bank holding companies, to own their respective assets and carry on their respective businesses as currently conducted, except for those permits which, singly or in the aggregate, would not have a Material Adverse Effect.

(z) Except as specifically disclosed in the Prospectus, neither the Company nor the Bank is subject, is a party to, or is a recipient of any Enforcement Action by any Governmental Authority or any Regulatory Authority having jurisdiction, and none of the Company nor the Bank, or any of their respective subsidiaries, has been advised by any of their regulators that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any Enforcement Action (formal, informal or otherwise and regardless of form), against the Company, the Bank or their respective subsidiaries. Neither the Company nor any subsidiary has received notice of or has knowledge of any basis for any Proceeding relating specifically to the Company, the Bank or their subsidiaries for the revocation or suspension of any consent, authorization, approval, order, license, certificate or permit issued by, or any other action or proposed action by, any governmental or regulatory authority having jurisdiction over the Company or its subsidiaries that would have a Material Adverse Effect, except as specifically disclosed in the Prospectus.

(aa) To the knowledge of such counsel after reasonable inquiry, the Company is in compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002 and the listing and governance requirements of Nasdaq and no vote or other approval of shareholders is required by Nasdaq listing and governance requirements in order to consummate the Transactions, including pursuant to the Placement Agreement.

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(bb) The Units, including the Securities and the underlying Conversion Shares, to be issued to the Purchasers have been registered or qualified for offering and sale, under the securities or blue sky laws of all such jurisdictions as the Placement Agent may reasonably designate, or are exempt from such registration or qualification, and the Company has filed such consents to service of process or other documents as may be reasonably necessary in order to effect and maintain such registration or qualification for so long as required to complete the distribution of such securities.

(cc) Each of the Transaction Documents to which the Company is a party, including this Agreement, has been duly authorized, executed and delivered by the Company. The Preferred Stock certificate have been duly and validly authorized, executed and delivered to the Purchasers in accordance with the Prospectus, and will constitute legal, valid and binding obligations of the Company entitled to the benefits set forth in the Articles of Amendment and enforceable against the Company in accordance with their terms.

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